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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 22, 2001
                        (Date of earliest event reported)

                            AT&T LATIN AMERICA CORP.
                           -------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                            0-31010                         223687745
-----------------------------        -------------------------         ---------------------
(State or other jurisdiction of      (Commission File Number)          (I.R.S. Employer
incorporation)                                                         Identification No.)

           220 Alhambra Circle, Suite 900, Coral Gables, Florida 33134
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (305) 459-6300
                       ----------------------------------

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ITEM 9. REGULATION FD DISCLOSURE.

         The information in this Report is being furnished, not filed, pursuant to Regulation FD. The information in this Report will not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of AT&T Latin America Corp. (the "Company") or any affiliate thereof.

         Some of the statements contained in this current report on Form 8-K and the exhibits hereto are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause AT&T Latin America's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed in or implied by the forward-looking statements.

         In addition to matters that are described in this current report on Form 8-K and the exhibits hereto, the following factors, among others, could cause AT&T Latin America's actual results to differ materially from those expressed in or implied by any forward-looking statements contained in this current report on Form 8-K or its exhibits:

              the rate of expansion of AT&T Latin America's networks and customer base;

              inaccurate forecasts of customer or market demand;

              loss of one or more important customers;

              highly competitive market conditions;

              changes in or developments under laws, regulations and licensing requirements in the countries in which AT&T Latin America operates;

              changes in communications technology;

              access to financing on acceptable terms and conditions;

              currency fluctuations; and

              changes in economic, regulatory and political conditions in the countries in which AT&T Latin America operates.

          The Company is considering an issuance by its wholly-owned subsidiary, AT&T do Brasil S.A. ("AT&T Brasil"), of senior medium - term debt securities in the Brazilian debenture market, subject to acceptable market conditions. Terms and conditions of any such financing, including term, pricing and interest rate, covenants and other matters have not been set. There is no assurance that any transaction will be able to be completed

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on terms and conditions acceptable to the Company. Moreover, the Company regularly reviews conditions in different financial markets and intends to continue to pursue other financing opportunities. As part of the process of assessing local market conditions, AT&T Brasil is disclosing the following preliminary information in Brazil to prospective investors on January 22, 2001:

              1. Summary Financial Information for AT&T Brasil as of, and for the nine months ended on, September 30, 2000

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                          [translated from Portuguase]

                              AT&T do BRASIL S.A.
                         (000 omitted; Brazilian Reais)
                                (Brazilian GAAP)
                               September 30, 2000

BALANCE SHEET

ASSETS
===============================================================================
CURRENT ASSETS                                                           43,716
-------------------------------------------------------------------------------
 Cash and Marketable                                                     24,251
 Accounts Receivable                                                     13,395
 Investments                                                              5,250
 Other                                                                      820
-------------------------------------------------------------------------------
LONG TERM ASSETS                                                             20
-------------------------------------------------------------------------------
Judicial Deposits                                                            20
-------------------------------------------------------------------------------
PERMANENT ASSETS                                                        651,364
-------------------------------------------------------------------------------
Property, Plant & Equipment                                             201,106
Deferred                                                                450,258
===============================================================================
TOTAL ASSETS                                                            695,100
===============================================================================
LIABILITIES                                                              36,770
===============================================================================
CURRENT LIABILITIES                                                     146,217
===============================================================================
 Notes Payable                                                           22,070
 Suppliers                                                               11,041
 Taxes and Contributions                                                  5,437
 Provisions                                                               6,100
 Intercompany                                                           101,569
-------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY                                                    548,883
===============================================================================
 Paid in Capital                                                        631,043
 Retained Earnings                                                      (82,160)
===============================================================================
   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           695,100
===============================================================================
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

                                      AT&T BRASIL
                             (000 omitted; Brazilian Reais)
                                    (Brazilian GAAP)
                                   Nine months ended
INCOME STATEMENT                   September 30, 2000
--------------------------------------------------------------------------------

Revenue                                                       33,333
                                                             -------
Cost of Sales                                                 41,146
                                                             -------
Gross Income                                                  (7,813)
                                                             -------

Operating Expenses                                           (65,831)
                                                             -------
General and Administrative                                   (19,045)
Sales Expense                                                 (6,418)
Depreciation and Amortization                                (33,840)
Financial
  Interest Income                                              3,084
  Interest Expense                                            (9,041)
Other Operating Expense                                         (572)
                                                             -------
Operating Income                                             (73,644)
                                                             -------

Pre-tax Income                                               (73,644)
                                                             -------

Net Income                                                   (73,644)
                                                             -------



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              2.  AT&T Brasil currently contributes a significant portion of the
                  Company's revenues, representing a percentage of approximately 30% for the nine months ended September 30, 2000. This contribution is expected to increase significantly as a share of total Company revenues, moving toward Brazil's percentage share of the business communications market in the five countries in which the Company has operations. Based on current market conditions, the Company estimates that Brazil represents over 50% of the business communications market in those five countries.

              3. In the data/Internet segment, which is a central product in AT&T Brasil's strategy, the Company's objective is to reach a market share percentage of 6-9% by 2005, which equates to an annualized revenue amount in the range of US$ 315-475 million based on independent market size projections for this segment. The company's ability to achieve this objective will be affected by, among other things, access to financing, market competition and pricing dynamics, regulatory developments, technological changes and general economic conditions in Brazil. In addition to data/Internet, the Company also expects that AT&T Brasil will be a significant market participant in the network managed services and e-commerce segments, which are in an early growth stage in Brazil.

              4. The Company's planned vendor financing, which is currently being negotiated with strategic equipment vendors, is expected to finance most of the ATM/IP technology required to build the Brazilian business for the next three to five years.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AT&T LATIN AMERICA CORP.
                                    (Registrant)


                                    By:  /s/ Patricio E. Northland
                                         --------------------------------
                                            Name:  Patricio E. Northland
                                            Title: President and Chief Executive
                                                   Officer







Date:  January 22, 2001



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